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                                                                    EXHIBIT 23.3

                           CONSENT OF PATENT COUNSEL

     The undersigned hereby consents to the reference to him under the heading "Experts" in the Prospectus contained in the Amendment to the Registration Statement on Form S-3 of Theragenics Corporation to which this exhibit is appended. The undersigned is an employee of Theragenics Corporation.

                                          T. Tydings Robin, Jr.
                                          Patent Attorney

March 25, 1997